HanesBrands
1000 East Hanes Mill Road
Winston-Salem, NC 27105
(336) 519-8080

news release

FOR IMMEDIATE RELEASE

News Media, contact:	Matt Hall, (336) 519-3386

Analysts and Investors, contact:	T.C. Robillard, (336) 519-2115

WINSTON-SALEM, N.C. (Nov. 30, 2017) - HanesBrands (NYSE: HBI) today announced that it has initiated the process to favorably amend its senior secured credit facility to take advantage of credit market conditions and the company’s strong financial performance and cash generation.

The company has begun discussions seeking to: increase the size, reduce the rate and extend the maturity of each of its term loans; reduce the rate and extend the maturity of its revolving credit facility; and achieve other favorable credit agreement improvements to the entire facility.

The company believes that amending its credit facility would enhance the support of the business’ global growth model, including its value-creating capital allocation strategy.

The company expects to complete its credit facility amendments by the end of 2017 and will announce the new terms upon completion.

Cautionary Statement Concerning Forward-Looking Statements
Statements in this press release that are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including those regarding the proposed amendments to our senior secured credit facility. These forward-looking statements are based on our current intent, beliefs, plans and expectations. Readers are cautioned not to place any undue reliance on any forward-looking statements. Forward-looking statements necessarily involve risks and uncertainties, many of which are outside of our control, that could cause actual results to differ materially from such statements and from our historical results and experience. These risks and uncertainties include such things as: the highly competitive and evolving nature of the industry in which we compete; any inadequacy, interruption, integration failure or security failure with respect to our information technology; significant fluctuations in foreign exchange rates; the rapidly changing retail environment; our complex multinational tax structure; our ability to properly manage strategic projects; our ability to attract and retain a senior management team with the core competencies needed to support our growth in global markets; risks related to our international operations, including the impact to our business as a result of the United Kingdom’s recent referendum to leave the European Union; the impact of significant fluctuations and volatility in various input costs, such as cotton and oil-related materials, utilities, freight and wages; our ability to access sufficient capital at reasonable rates or commercially reasonable terms or to maintain

HanesBrands to Favorably Amend Senior Secured Credit Facility - Page 2

sufficient liquidity in the amounts and at the times needed; and other risks identified from time to time in our most recent Securities and Exchange Commission reports, including our annual report on Form 10-K and quarterly reports on Form 10-Q. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Any forward-looking statement speaks only as of the date on which such statement is made, and HanesBrands undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, other than as required by law.

HanesBrands
HanesBrands is a socially responsible leading marketer of everyday basic innerwear and activewear apparel in the Americas, Europe, Australia and Asia-Pacific. The company markets T-shirts, bras, panties, shapewear, underwear, socks, hosiery, and activewear under some of the world’s strongest apparel brands, including Hanes, Champion, Maidenform, DIM, Bali, Playtex, Bonds, JMS/Just My Size, Nur Die/Nur Der, L’eggs, Lovable, Wonderbra, Berlei, Alternative, and Gear for Sports. More information about the company and its award-winning corporate social responsibility initiatives may be found at www.Hanes.com/corporate. Connect with HanesBrands via social media on Twitter (@HanesBrands) and Facebook (www.facebook.com/hanesbrandsinc).

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